Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24AB

SEVENTY-EIGHTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Seventy-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.

Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which include Exhibit C-9, the Forty-fifth Amendment (CSG document number 2301452, executed June 28, 2010) (the "45th Amendment"), and the Fifty-sixth Amendment (CSG document number 2309485, executed August 23, 2012) (the "56th Amendment"), TWC agrees to pay the fees set forth below for additional capacity of Commercial Accounts for up to an additional *** ******** (******) ********** ******** for the ACP Commercial Upgrade Service (“Additional Capacity” or “Second Additional Capacity”).  As a result, a new Section C. Additional Capacity Fee – Second Additional Capacity shall be added to the ACP Commercial Upgrade Service fee table in Section 2 of the Agreement as follows:

Description of Item/Unit of Measure	Frequency	Fee
C.Additional Capacity Fee – Second Additional Capacity (Note 4)
1.***** * to ** (Note 6)	*******	$***********
2.***** ** and ****** (Note 6)	*******	$**********

Note 6: No commitment is made by TWC with respect to the Additional Capacity, and TWC may terminate the Additional Capacity at any time after providing at least ****** (**) ****' prior written notice to CSG.  As of the effective date of such termination, TWC shall have no further obligation to pay the Additional Capacity Fee and CSG shall no longer be required to provide the Additional Capacity.  In the event TWC’s use of the Additional Capacity reaches ****** ******* (**%), CSG shall notify TWC of such event and the parties agree to immediately work in good faith to negotiate an increased capacity and the associated fees.

For clarification purposes, the Additional Capacity Fee – Second Additional Capacity listed in the above table shall be subject to Section 5.4 Adjustment to Fees of the Agreement commencing in 2014.

2.

Commencing promptly following the Effective Date, CSG shall provide the Second Additional Capacity and may thereafter invoice TWC in accordance with the above ******* fees, unless TWC terminates the Second Additional Capacity pursuant to Note 6 of the above table.  As a result of the Second Additional Capacity hereunder, the total of ACP Commercial Accounts capacity is increased from ****** ******** (******) to up to ****** ******** (******).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

E

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

time warner cable inc. (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Sully McConnell	By: /s/ Joseph T Ruble
Name: Sully McConnell	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: February 21, 2014	Date: 27 Feb 2014